January 5, 2000

The information below supplements Massachusetts Mutual Life Insurance Company's Panorama Premier variable annuity prospectus dated May 1, 1999. Please place this supplement with your prospectus and retain it for future reference.

________________________________________________________________________________

                               PANORAMA PREMIER
                       Supplement dated January 5, 2000
                      to the Prospectus dated May 1, 1999

The Panorama Premier prospectus is amended as follows:

1. The fifth paragraph in the right-hand column on page 25 is revised to read as follows:

 .    Effective January 15, 2000, owners of certain TSA, IRA or non-qualified
     Flex Extra variable annuity contracts issued by us may exchange these contracts for a Panorama Premier certificate. If the Flex Extra contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Flex Extra contract or the Panorama Premier certificate. If the Flex Extra contract is within the contingent deferred sales charge period at the time of the exchange, a contingent deferred sales charge will not be assessed under the Flex Extra contract on the contract value exchanged to a Panorama Premier certificate. However, a contingent deferred sales charge may be assessed under the Panorama Premier certificate. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Flex Extra contract. After the exchange is complete, any additional payments made to the Panorama Premier certificate will be subject to the Panorama Premier CDSC.

2. The first paragraph in the left-hand column on page 26 is revised to read as follows:

 .    Effective December 15, 1999, owners of certain TSA, IRA or non-qualified
     Panorama deferred variable annuity contracts issued by us may exchange these contracts for a Panorama Premier certificate. If the Panorama contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the Panorama Premier certificate. If the Panorama contract is within the contingent deferred sales charge period at the time of the exchange, a contingent deferred sales charge will not be assessed under the Panorama contract on the contract value exchanged to a Panorama Premier certificate. However, we may assess a contingent deferred sales charge under the

     Panorama Premier certificate. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Panorama contract. After the exchange is complete, any additional payments made to the Panorama Premier certificate will be subject to the Panorama Premier contingent deferred sales charge.

3. The following language is added as a new subsection immediately following the Fund Expenses subsection on page 26:

     Reduction of Charges

     For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our costs for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual certificate maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a certificate is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

4. The following language is added to the Panorama Series Fund, Inc. subsection on page 14:

     Effective January 1, 2000, Babson-Stewart Ivory International, Credit Suisse Asset Management, and Pilgrim, Baxter & Associates, Ltd. will no longer serve as sub-advisers to the Panorama LifeSpan Balanced Portfolio, the Panorama LifeSpan Diversified Income Portfolio, and the Panorama LifeSpan Capital Appreciation Portfolio. OppenheimerFunds, Inc. will remain as the investment adviser and will provide the day-to-day management for all components of these Portfolios.



     January 5, 2000